Washington, D.C. 20549

                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                               February 26, 2003

                           ULTRALIFE BATTERIES, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
         (State or other jurisdiction of incorporation or organization)

             0-20852                              16-1387013
             -------                              ----------
      (Commission File Number)        (I.R.S. Employer Identification No.)

                 2000 Technology Parkway, Newark, New York 14513
                 -----------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (315) 332-7100
                                 --------------
              (Registrant's telephone number, including area code)
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Item 7. Financial Statements, Pro Forma Financials and Exhibits.

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro Forma Financial Information.

Not applicable.

(c) Exhibits.

99.1  Press Release dated February 26, 2003

Item 9. Regulation FD Disclosure.

      The Company announced its preliminary, unaudited financial results for the period ended December 31, 2002. Refer to the attached Exhibit for the entire text of the release, which Exhibit is being furnished but not filed in accordance with Regulation FD.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ULTRALIFE BATTERIES, INC.

Dated:  February 26, 2003                 By: /s/ Robert W. Fishback
                                              ----------------------------------
                                                  Robert W. Fishback
                                                  Vice President - Finance and
                                                  Chief Financial Officer

                               Index to Exhibits

(99)  Additional Exhibits

99.1  Press Release dated February 26, 2003